EATON VANCE TAX-MANAGED MID-CAP CORE FUND Supplement to Prospectus dated March 1, 2010

1. The following replaces the third paragraph under "Principal Investment Strategies" in "Fund Summaries - Eaton Vance Tax-Managed Mid-Cap Core Fund":

Buy and sell decisions are made by balancing investment considerations and tax considerations, and taking into account the taxes payable by shareholders in connection with distributions of investment income and net realized gains. The Fund seeks to minimize income distributions and distributions of realized short-term gains that are taxed as ordinary income, as well as distributions of realized long-term gains (taxed as long-term capital gains). The investment adviser seeks to build and maintain an investment portfolio of mid-cap stocks that will perform well over the long term on an after-tax basis. In making investments decisions, portfolio securities are selected by a team of investment analysts in the investment adviser’s equity research group who use a combination of growth and value disciplines, emphasizing higher quality companies whose stocks are considered to trade at attractive valuations relative to earnings or cash flow per share. Each analyst maintains responsibility for investments in his or her area of research coverage. Allocations among market sectors are determined by the analysts under the direction of the portfolio manager, using the market sector weightings of the S&P MidCap 400 Index as a benchmark. A company’s financial quality is determined by analysis of its financial statements and the use of "financial quality ratings" provided by nationally recognized statistical rating organizations or as determined by the investment adviser when the company is not rated or when the investment adviser believes the assigned financial quality rating is not an accurate reflection of the company’s quality. Quality companies are generally "seasoned", meaning they generally have five or more years of operations as a public company. The investment adviser seeks to purchase stocks of companies capable of sustaining consistent earnings growth while maintaining a strong financial condition. Sustainable earnings growth is determined by rigorous fundamental analysis of a company’s financial trends, products and services, industry conditions and other factors. The sell process combines bottom up and top down considerations. The portfolio manager will normally consider selling securities when they reach their price target, other securities are identified to displace a current holding, or fundamentals deteriorate and the original investment case is no longer valid. A top down assessment of an industry or the economy can also influence the sell decisions at times.

2. The following replaces "Portfolio Manager." under "Fund Summaries - Eaton Vance Tax-Managed Mid-Cap Core Fund": Portfolio Manager. The Portfolio is managed by William R. Hackney, III, Managing Partner of Atlanta Capital, who has managed the Portfolio since operations commenced in 2002.

3. The following replaces the second paragraph under "Tax-Managed Mid-Cap Core Portfolio" in "Management and Organization":

William R. Hackney, III serves as the portfolio manager of the Portfolio and is responsible for the day-to-day management of the Portfolio. As portfolio manager, Mr. Hackney coordinates the allocation of Portfolio assets among the market sectors, using the weightings of the S&P MidCap 400 Index as a benchmark. The various equity research analysts are responsible for choosing the particular securities within their sectors or industries. Mr. Hackney and the equity research analysts meet periodically to discuss investment policy and procedures and to provide investment research for the Portfolio. Mr. Hackney has been a portfolio manager of the Portfolio since its inception in March 2002 and is Managing Partner and member of the Management Committee of Atlanta Capital. He has been employed by Atlanta Capital for more than five years and manages other Atlanta Capital investment portfolios.

June 15, 2010